                    TABLE OF CONTENTS

A Farewell from the Chairman.....................  1
Portfolio of Investments.........................  2
Statement of Assets and Liabilities..............  5
Statement of Operations..........................  6
Statement of Changes in Net Assets...............  7
Financial Highlights.............................  8
Notes to Financial Statements.................... 10
Report of Independent Accountants................ 15
Dividend Reinvestment Plan....................... 16

VOQ ANR 12/98

                          A FAREWELL FROM THE CHAIRMAN

            ------------------------   -   ------------------------

Dear Shareholder,

    Since I became president and chief executive officer in 1987, much has changed in our business. However, one thing has remained constant through these years--my commitment to you, the trust shareholder. Through the many events at Van Kampen that have marked the passage of time--including several mergers, company name changes, and leadership changes--we have always focused on providing superior investments and the highest level of customer service to help you meet your investment objectives. I'm proud to say that during my tenure, Van Kampen won eight consecutive awards for high-quality customer service--more consecutive service awards than any other firm in the financial services industry.(1) My successor, Dick Powers, shares this commitment to meeting your needs and providing innovative and efficient ways to help you work with your investment adviser to reach your financial goals.
    Although my official retirement begins on January 1, 1999, I will remain active in the industry and the community. I plan to continue my service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and I will remain a trustee of your Trust.
    In closing, I want to say farewell to all of you. Thank you for your support of Van Kampen over the years and for giving me the opportunity to serve you.

Best wishes,

[SIG]

Don G. Powell


            ------------------------   -   ------------------------

(1)American Capital, which merged with Van Kampen in 1995, received the DALBAR Service Award annually from 1990 to 1994. The award was called the Quality Tested Service Seal until 1997.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon   Maturity   Market Value
------------------------------------------------------------------------------------------
         MUNICIPAL BONDS 98.7%
         OHIO  84.0%
$2,750   Akron, OH Wtrwrks Mtg Rev (Prerefunded @
         03/01/01) (AMBAC Insd).........................   6.550%  03/01/12   $  2,983,365
 2,100   Alliance, OH Swr Sys Rev Rfdg (AMBAC Insd).....   6.000   10/15/10      2,331,357
   500   Athens Cnty, OH Cmnty Mental Hlth Rev West Cent
         Proj Ser 1 (LOC - Bank One)....................   6.900   06/01/10        540,815
 1,000   Batavia, OH Local Sch Dist Rfdg (MBIA Insd)....   5.625   12/01/22      1,096,560
 2,500   Carroll Cnty, OH Hosp Impt Rev Timken Mercy Med
         Cent (Prerefunded @ 12/01/01)..................   7.125   12/01/18      2,798,575
 3,250   Cincinnati & Hamilton Cnty, OH Port Auth Indl
         Dev Rev Convention Garage Rfdg (Prerefunded @
         12/01/02)......................................   7.450   06/01/10      3,766,360
 4,000   Cincinnati & Hamilton Cnty, OH Port Auth Indl
         Dev Rev Sixth Street Garage Rfdg (Prerefunded @
         12/01/02)......................................   7.450   06/01/10      4,635,520
 2,500   Cleveland, OH Arpt Sys Rev Ser A (Prerefunded @
         01/01/00) (MBIA Insd)..........................   7.375   01/01/10      2,661,475
   500   Cleveland, OH Pub Pwr Sys Rev Impt First Mtg
         Ser A (MBIA Insd)..............................   7.000   11/15/17        552,550
 1,000   Cleveland, OH Pub Pwr Sys Rev Impt First Mtg
         Ser B Rfdg (MBIA Insd).........................   7.000   11/15/17      1,105,100
   500   Cuyahoga Cnty, OH Hlthcare Fac Benjamin Rose
         Institute Proj Rfdg............................   5.500   12/01/28        495,615
 1,000   Cuyahoga Cnty, OH Hlthcare Fac Rev Judson
         Retirement Cmnty Ser A Rfdg....................   7.250   11/15/18      1,100,660
   500   Cuyahoga Cnty, OH Hosp Rev Hlth Cleveland
         Fairview Genl Hosp & Lutheran Med Cent.........   6.300   08/15/15        543,295
 1,000   Cuyahoga Cnty, OH Hosp Rev Meridia Hlth Sys
         (Prerefunded @ 08/15/01).......................   7.000   08/15/09      1,108,130
 3,000   Cuyahoga Cnty, OH Hosp Rev Meridia Hlth Sys
         (Prerefunded @ 08/15/01).......................   7.000   08/15/23      3,324,390
 3,000   Erie Cnty, OH Hosp Impt Rev Firelands Cmnty
         Hosp Proj Rfdg.................................   6.750   01/01/08      3,287,520
 4,000   Erie Cnty, OH Hosp Impt Rev Firelands Cmnty
         Hosp Proj Rfdg.................................   6.750   01/01/15      4,355,200
   500   Fairfield, OH City Sch Dist (FGIC Insd)........   7.100   12/01/08        601,975
   500   Finneytown, OH Local Sch Dist (FGIC Insd)......   6.200   12/01/17        586,485
 2,500   Franklin Cnty, OH Convention Fac Auth Tax &
         Lease Rev Antic Bonds Rfdg (MBIA Insd).........   5.800   12/01/13      2,712,000
 7,500   Gateway Econ Dev Corp Gtr Cleveland, OH Excise
         Tax Rev Sr Lien Ser A (FSA Insd)...............   6.875   09/01/05      8,189,250
 1,000   Gateway Econ Dev Corp Gtr Cleveland, OH Stadium
         Rev............................................   6.500   09/15/14      1,052,730

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon   Maturity   Market Value
------------------------------------------------------------------------------------------
         OHIO (CONTINUED)
$3,000   Hamilton Cnty, OH Hlth Sys Rev Providence Hosp
         Franciscan Rfdg................................   6.875%  07/01/15   $  3,238,860
 1,000   Lorain Cnty, OH Hosp Rev Mtg Elyria United
         Methodist Rfdg.................................   6.875   06/01/22      1,107,740
 2,000   Lorain, OH Hosp Impt Rev Lakeland Cmnty Hosp
         Inc............................................   6.500   11/15/12      2,304,640
 1,500   Lucas Cnty, OH Hlth Fac Rev Ohio Presbyterian
         Ser A Rfdg.....................................   6.750   07/01/20      1,667,985
 1,400   Mahoning Cnty, OH Hosp Fac Rev YHA Inc Proj Ser
         A Rfdg (Prerefunded @ 10/15/02) (MBIA Insd)....   7.000   10/15/08      1,520,862
 1,000   Middleburg Heights, OH Southwest Genl Hlth Cent
         (FSA Insd).....................................   5.625   08/15/15      1,079,640
 1,000   Montgomery Cnty, OH Hosp Rev Grandview Hosp &
         Med Cent Rfdg..................................   5.600   12/01/11      1,065,360
 3,325   Ohio Hsg Fin Agy Mtg Rev Residential Ser A2
         (GNMA Collateralized)..........................   6.625   03/01/26      3,590,102
 5,550   Ohio Hsg Fin Agy Single Family Mtg Rev.........       *   01/15/15      2,532,409
 5,850   Ohio Hsg Fin Agy Single Family Mtg Rev
         (Prerefunded @ 07/15/14).......................       *   01/15/15      2,621,385
 1,215   Ohio Hsg Fin Agy Single Family Mtg Rev Ser A
         (GNMA Collateralized)..........................   7.650   03/01/29      1,249,980
   540   Ohio Hsg Fin Agy Single Family Mtg Rev Ser B
         (GNMA Collateralized)..........................   8.100   12/15/08        558,241
 2,350   Ohio St Air Quality Dev Auth Rev Ashland Oil
         Inc Proj Rfdg..................................   6.850   04/01/10      2,516,239
 2,000   Ohio St Bldg Auth St Fac James Rhodes Ser A
         Rfdg (Prerefunded @ 06/01/01)..................   6.250   06/01/11      2,166,940
 1,230   Ohio St Dept of Tran Ctfs Partn Panhandle Rail
         Line Proj (FSA Insd)...........................   6.500   04/15/12      1,344,169
   645   Ohio St Econ Dev Rev OH Enterprise Brd Fd Ser
         9..............................................   7.625   12/01/11        707,894
 2,000   Ohio St Univ Rev Genl Rcpts (Prerefunded @
         12/01/98)......................................   7.150   12/01/09      2,046,740
 1,500   Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev Wtr
         Ctl Ln Fd St Match (MBIA Insd).................   6.000   12/01/11      1,617,555
 1,000   Pike Cnty, OH Hlthcare Fac Rev Rfdg............   6.750   06/01/17      1,036,020
 1,650   Toledo-Lucas Cnty, OH Port Auth Port Rev Fac
         Cargill Inc Proj Rfdg..........................   7.250   03/01/22      1,835,543
 3,000   University of Cincinnati, OH Genl Rcpts Ser II
         (Prerefunded @ 06/01/99).......................   7.100   06/01/10      3,132,030
 3,000   Westerville, OH Minerva Park & Blendon Jt Twp
         Hosp Dist Rev Saint Anns Hosp Ser B Rfdg (AMBAC
         Insd)..........................................   6.800   09/15/06      3,386,430
                                                                              ------------
                                                                                92,155,691
                                                                              ------------
         GUAM  1.0%
 1,000   Guam Arpt Auth Rev Ser B.......................   6.700   10/01/23      1,095,160
                                                                              ------------

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon   Maturity   Market Value
------------------------------------------------------------------------------------------
         PUERTO RICO  11.6%
$5,000   Puerto Rico Comwlth Pub Impt Rfdg..............   3.000%  07/01/06   $  4,614,550
 1,815   Puerto Rico Elec Pwr Auth Pwr Rev Ser P
         (Prerefunded @ 07/01/01).......................   7.000   07/01/11      2,009,259
 4,500   Puerto Rico Elec Pwr Auth Pwr Rev Ser P
         (Prerefunded @ 07/01/01).......................   7.000   07/01/21      4,981,635
 1,000   Puerto Rico Elec Pwr Auth Pwr Rev Ser T
         (Prerefunded @ 07/01/04).......................   6.375   07/01/24      1,144,380
                                                                              ------------
                                                                                12,749,824
                                                                              ------------
         U. S. VIRGIN ISLANDS  2.1%
 2,000   Virgin Islands Pub Fin Auth Rev Matching Fd Ln
         Nts Ser A Rfdg (Prerefunded @ 10/01/02)........   7.250   10/01/18      2,293,780
                                                                              ------------
TOTAL INVESTMENTS  98.7%
  (Cost $97,152,844).......................................................    108,294,455
OTHER ASSETS IN EXCESS OF LIABILITIES  1.3%................................      1,411,621
                                                                              ------------
NET ASSETS  100.0%.........................................................   $109,706,076
                                                                              ============

 *  Zero coupon bond

                    PORTFOLIO COMPOSITION BY CREDIT QUALITY*

     The following table summarizes the portfolio composition at October 31, 1998, based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

AAA.................................    58.2%
AA..................................     3.0
A...................................    18.7
BBB.................................     8.4
NR..................................    11.7
                                      ------
                                       100.0%
                                      ======

* As a percentage of long-term investments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $97,152,844)........................    $108,294,455
Receivables:
  Interest..................................................       1,828,158
  Investments Sold..........................................          10,338
Other.......................................................           2,201
                                                                ------------
      Total Assets..........................................     110,135,152
                                                                ------------
LIABILITIES:
Payables:
  Custodian Bank............................................         114,041
  Investment Advisory Fee...................................          65,411
  Income Distributions - Preferred Shares...................          28,220
  Shareholder Reports.......................................          21,519
  Administrative Fee........................................          18,689
  Affiliates................................................           9,725
Trustees' Deferred Compensation and Retirement Plans........          89,422
Accrued Expenses............................................          82,049
                                                                ------------
      Total Liabilities.....................................         429,076
                                                                ------------
NET ASSETS..................................................    $109,706,076
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 700 issued with liquidation preference of $50,000
  per share)................................................    $ 35,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,252,556 shares issued and
  outstanding)..............................................          42,526
Paid in Surplus.............................................      62,870,027
Net Unrealized Appreciation.................................      11,141,611
Accumulated Undistributed Net Investment Income.............         570,204
Accumulated Net Realized Gain...............................          81,708
                                                                ------------
      Net Assets Applicable to Common Shares................      74,706,076
                                                                ------------
NET ASSETS..................................................    $109,706,076
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($74,706,076 divided by
  4,252,556 shares outstanding).............................    $      17.57
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                   For the Two Months Ended October 31, 1998
                       and the Year Ended August 31, 1998
--------------------------------------------------------------------------------

                                                       Two Months Ended        Year Ended
                                                       October 31, 1998      August 31, 1998
--------------------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest..............................................   $ 1,106,711             $ 6,638,195
                                                         -----------             -----------
EXPENSES:
Investment Advisory Fee...............................       128,447                 761,163
Administrative Fee....................................        36,699                 217,475
Preferred Share Maintenance...........................        17,065                 101,709
Audit.................................................        15,000                  23,700
Trustees' Fees and Expenses...........................         2,713                  20,774
Legal.................................................         2,545                   8,518
Custody...............................................         1,886                   8,576
Other.................................................        19,632                 146,363
                                                         -----------             -----------
    Total Expenses....................................       223,987               1,288,278
                                                         -----------             -----------
NET INVESTMENT INCOME.................................   $   882,724             $ 5,349,917
                                                         ===========             ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain/Loss................................   $      (615)            $    82,320
                                                         -----------             -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.............................    11,106,020               9,478,128
  End of the Period...................................    11,141,611              11,106,020
                                                         -----------             -----------
Net Unrealized Appreciation During the Period.........        35,591               1,627,892
                                                         -----------             -----------
NET REALIZED AND UNREALIZED GAIN......................   $    34,976             $ 1,710,212
                                                         ===========             ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS............   $   917,700             $ 7,060,129
                                                         ===========             ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Two Months Ended October 31, 1998
                  and the Years Ended August 31, 1998 and 1997
--------------------------------------------------------------------------------

                                            Two Months Ended     Year Ended        Year Ended
                                            October 31, 1998   August 31, 1998   August 31, 1997
------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income......................   $    882,724      $  5,349,917       $  5,385,208
Net Realized Gain/Loss.....................           (615)           82,320            123,232
Net Unrealized Appreciation During the
  Period...................................         35,591         1,627,892          2,970,759
                                              ------------      ------------       ------------
Change in Net Assets from Operations.......        917,700         7,060,129          8,479,199
                                              ------------      ------------       ------------
Distributions from Net Investment Income:
  Common Shares............................       (713,824)       (4,266,805)        (4,245,209)
  Preferred Shares.........................       (202,745)       (1,244,255)        (1,174,847)
                                              ------------      ------------       ------------
                                                  (916,569)       (5,511,060)        (5,420,056)
                                              ------------      ------------       ------------

Distributions from Net Realized Gain:
  Common Shares............................            -0-           (96,478)          (166,218)
  Preferred Shares.........................            -0-           (26,754)           (51,734)
                                              ------------      ------------       ------------
                                                       -0-          (123,232)          (217,952)
                                              ------------      ------------       ------------
Total Distributions........................       (916,569)       (5,634,292)        (5,638,008)
                                              ------------      ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...............................          1,131         1,425,837          2,841,191
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through
  Dividend Reinvestment....................         78,564           488,888            213,622
                                              ------------      ------------       ------------
TOTAL INCREASE IN NET ASSETS...............         79,695         1,914,725          3,054,813
NET ASSETS:
Beginning of the Period....................    109,626,381       107,711,656        104,656,843
                                              ------------      ------------       ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $570,204, $604,049 and $763,488,
  respectively)............................   $109,706,076      $109,626,381       $107,711,656
                                              ============      ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                                       Two Months Ended            ------------------------
                                                       October 31, 1998            1998               1997
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period (a)......         $ 17.567              $17.229            $16.554
                                                           --------              -------            -------
  Net Investment Income...........................             .208                1.262              1.278
  Net Realized and Unrealized Gain/Loss...........             .008                 .406               .735
                                                           --------              -------            -------
Total from Investment Operations..................             .216                1.668              2.013
                                                           --------              -------            -------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders...................             .168                1.008              1.008
    Common Share Equivalent of Distributions Paid
      to Preferred Shareholders...................             .048                 .293               .278
  Distributions from Net Realized Gains:
    Paid to Common Shareholders...................              -0-                 .023               .040
    Common Share Equivalent of Distributions Paid
      to Preferred Shareholders...................              -0-                 .006               .012
                                                           --------              -------            -------
Total Distributions...............................             .216                1.330              1.338
                                                           --------              -------            -------
Net Asset Value, End of the Period................         $ 17.567              $17.567            $17.229
                                                           ========              =======            =======
Market Price Per Share at End of the Period.......         $19.0625              $18.500            $17.000
Total Investment Return at Market Price (b).......           4.00%*               15.39%              9.55%
Total Return at Net Asset Value (c)...............           0.96%*                8.16%             10.70%
Net Assets at End of the Period (In millions).....         $  109.7              $ 109.6            $ 107.7
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares**..............................            1.79%                1.75%              1.78%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d)..........            5.44%                5.57%              5.89%
Portfolio Turnover................................               0%*                  5%                 7%
 *Non-Annualized
**Ratio of Expenses to Average Net Assets
  Including Preferred Shares......................            1.22%                1.18%              1.19%

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.252 per share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in the value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

--------------------------------------------------------------------------------

                                                September 27, 1991
                                                  (Commencement
                Year Ended August 31,             of Investment
    -------------------------------------------   Operations) to
      1996        1995       1994      1993      August 31, 1992
------------------------------------------------------------------
      $16.598    $16.239     $17.445    $15.988         $14.748
      -------    -------     -------    -------         -------
        1.267      1.275       1.290      1.291           1.006
          -0-       .397      (1.195)     1.442           1.175
      -------    -------     -------    -------         -------
        1.267      1.672        .095      2.733           2.181
      -------    -------     -------    -------         -------
        1.008       .984        .984       .983            .731
         .303       .329        .208       .201            .210
          -0-        -0-        .091       .072             -0-
          -0-        -0-        .018       .020             -0-
      -------    -------     -------    -------         -------
        1.311      1.313       1.301      1.276            .941
      -------    -------     -------    -------         -------
      $16.554    $16.598     $16.239    $17.445         $15.988
      =======    =======     =======    =======         =======
      $16.500    $15.875     $15.750    $17.250         $16.250
       10.47%      7.34%      (2.54%)    13.17%         13.59%*
        5.85%      8.74%      (0.79%)    16.26%         11.78%*
      $ 104.7    $ 104.6     $ 103.0    $ 108.1         $ 101.8
        1.80%      1.81%       1.82%      1.72%           1.79%
        5.75%      6.00%       6.39%      6.61%           5.83%
           6%        24%          0%        18%           43%*
        1.20%      1.19%       1.22%      1.14%           1.22%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Ohio Quality Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Ohio income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Ohio municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991. In August 1998, the Trust's Board of Trustees approved a change in the Trust's fiscal year end from August 31 to October 31. As a result, this financial report reflects the two-month period commencing on September 1, 1998, and ending on October 31, 1998.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At October 31, 1998, there were no when issued or delayed delivery purchase commitments.

                                October 31, 1998
--------------------------------------------------------------------------------

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At October 31, 1998, the Trust had an accumulated capital loss carryforward for tax purposes of $615 which will expire on October 31, 2006.

    At October 31, 1998, for federal income tax purposes the cost of long-term investments is $97,152,844, the aggregate gross unrealized appreciation is $11,141,611 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation on long-term investments of $11,141,611.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the year ended August 31, 1998 have been identified and appropriately reclassified. Permanent book and tax basis differences relating to the recognition of certain expenses which were not deductible for tax purposes totaling $1,704 were reclassified from accumulated undistributed net investment income to capital.

    For the two months ended October 31, 1998, 100% of the income distributions made by the Trust were exempt from federal income taxes. In January 1999, the Trust will provide tax information to shareholders for the 1998 calendar year.

                                October 31, 1998
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the two months ended October 31, 1998, and the year ended August 31, 1998, the Trust recognized expenses of approximately $600 and $1,500, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the two months ended October 31, 1998 and the year ended August 31, 1998, the Trust recognized expenses of approximately $10,300 and $60,600, respectively, representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At October 31, 1998, August 31, 1998, and August 31, 1997, paid in surplus related to common shares aggregated $62,870,027, $62,791,507 and $62,304,602, respectively.

    Transactions in common shares were as follows:

                              TWO MONTHS ENDED     YEAR ENDED        YEAR ENDED
                              OCTOBER 31, 1998   AUGUST 31, 1998   AUGUST 31, 1997
----------------------------------------------------------------------------------
Beginning Shares............      4,248,190          4,220,349         4,207,788
Shares Issued Through
  Dividend Reinvestment.....          4,366             27,841            12,561
                                  ---------          ---------         ---------
Ending Shares...............      4,252,556          4,248,190         4,220,349
                                  =========          =========         =========

                                October 31, 1998
--------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS

For the two months ended October 31, 1998, the cost of purchases and proceeds from sale of investments, excluding short-term investments, were $0 and $20,000, respectively. For the year ended August 31, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $5,802,076 and $5,928,554, respectively.

5. PREFERRED SHARES

The Trust has outstanding 700 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on October 31, 1998 was 3.270%. During the two months ended October 31, 1998, the rates ranged from 3.270% to 3.500%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

6. CAPITAL GAIN DISTRIBUTION

On December 3, 1998, the Trust declared a capital gain of $.0149 per common share, of which $.0077 is long-term and $.0072 is short-term, to common shareholders of record on December 15, 1998. The gain will be payable on December 31, 1998.

                                October 31, 1998
--------------------------------------------------------------------------------

7. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996, Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Trust, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Trust with service at current levels. In addition, it is possible that the securities markets in which the Trust invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Ohio Quality Municipal Trust:

    We have audited the accompanying statement of assets and liabilities of Van Kampen Ohio Quality Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 1998, and the related statement of operations for the two-month period ended October 31, 1998 and the year ended August 31, 1998, the statement of changes in net assets for the two-month period ended October 31, 1998 and for each of the two years in the period ended August 31, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Ohio Quality Municipal Trust as of October 31, 1998, the results of its operations for the two-month period ended October 31, 1998 and the year ended August 31, 1998, the changes in its net assets for the two-month period ended October 31, 1998 and for each of the two years in the period ended August 31, 1998, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 15, 1998

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                    VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
STEVEN MULLER
THEODORE A. MYERS
DON G. POWELL*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

JOHN L. SULLIVAN*
 Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
EDWARD C. WOOD, III*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998
    All rights reserved.

(SM) denotes a service mark of
   Van Kampen Funds Inc.